UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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TRIO-TECH INTERNATIONAL
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 28, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California 91406, on Monday, November 28, 2016 at 10:00 A.M. local time for the following purposes, as set forth in the attached Proxy Statement:

1.
Election of directors to hold office until the next Annual Meeting of Shareholders;
2.
To hold a non-binding, advisory vote on the compensation of our named executive officers; and
The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on October 3, 2016 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Trio-Tech International Board of Directors recommends a vote FOR the nominees for director named in the accompanying Proxy Statement.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors A. CHARLES WILSON Chairman
October 11, 2016
Van Nuys, California

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 28, 2016: The Proxy Statement and our 2016 Annual Report to Shareholders are available at http://www.triotech.com/ind_rel.htm, which does not have “cookies” that identify visitors to the site.

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL 1: ELECTION OF DIRECTORS	2
PROPOSAL 2: ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	4
CORPORATE GOVERNANCE	5
BOARD MEETINGS AND COMMITTEES	6
DIRECTORS’ COMPENSATION	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT	8
EXECUTIVE OFFICERS	9
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
EQUITY COMPENSATION PLAN INFORMATION	10
COMPENSATION DISCUSSION AND ANALYSIS	10
REPORT OF THE AUDIT COMMITTEE	13
EXECUTIVE COMPENSATION	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
ADDITIONAL MEETING INFORMATION	18
OTHER MATTERS	18

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
TRIO-TECH INTERNATIONAL, INC.

To Be Held on November 28, 2016

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors (the “Board”) of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California 91406, on Monday, November 28, 2016 at 10:00 A.M. local time, for the purposes of electing directors and such other business as may properly come before the Annual Meeting. For directions to our principal executive offices, please call our executive offices at 818-787-7000. This Proxy Statement and the enclosed proxy card are intended to be mailed to shareholders on or about October 17, 2016.

Record Date and Voting Securities

The Board of Directors fixed the close of business on October 3, 2016 as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 3,513,055 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

Voting Generally

The presence in person or by proxy of holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence of a quorum.

Because a shareholder’s broker may not vote on behalf of the shareholder on the election of directors unless the shareholder provides specific instructions by completing and returning the voting instruction form, for a shareholder’s vote to be counted, we ask that our shareholders communicate his/her voting decisions to the broker or other nominee before the date of the Annual Meeting or give a proxy to vote his/her shares at the meeting.

In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The five candidates receiving the highest number of affirmative votes will be elected. Abstentions will be counted for purposes of determining the presence of a quorum, but votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

The approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers (as defined in this Proxy Statement) as described under Proposal 2 of this Proxy Statement requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal. Broker non-votes are not considered present or voted for the proposal and thus will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the five nominees for directors named under “Election of Directors.”

PROPOSAL 1
ELECTION OF DIRECTORS

Information With Respect to Directors

A majority of the independent directors of our Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. There is one vacancy on the Board of Directors. The Board does not intend to fill the vacancy at this time due to the costs associated therewith. It is intended that the Proxies received, unless otherwise specified, will be voted FOR the five nominees named below, all of whom are incumbent directors of the Company and, with the exception of Mr. Yong and Mr. Ting, are “independent” as specified in Section 803 of the NYSE MKT rules and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following chart and accompanying narrative set forth, as of October 3, 2016, the names of each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
A. Charles Wilson	92	Chairman of the Board of Trio-Tech International Chairman of the Board of Ernest Paper Packaging Solutions, Inc. Attorney at Law & Business Consultant, Chairman of the Board of Daico Industries, Inc.
S. W. Yong	63	Chief Executive Officer and President of Trio-Tech International
Richard M. Horowitz	75	President of Management Brokers Insurance, Inc.
Jason T. Adelman	47	Chief Executive Officer of Burnham Hill Capital Group
Victor H. M. Ting	62	Chief Financial Officer and Vice President of Trio-Tech International

A. Charles Wilson

Mr. Wilson has served as a director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Packaging Solutions, Inc. and Chairman of Daico Industries, Inc. as well as an attorney admitted to practice law in California and a business consultant.

In determining that Mr. Wilson should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his professional background and experience, his leadership skills as a result of his nine years serving as President and Chief Executive Officer of the Company, his service as a Chairman on other corporate boards and his broad range of knowledge of the Company’s history and business through his 50 years of service as a director of the Company.

Siew Wai Yong

Mr. Yong has been a director, Chief Executive Officer and President of Trio-Tech since 1990. He joined Trio-Tech International Pte. Ltd. in Singapore in 1976 and was appointed as its Managing Director in August 1980. Mr. Yong holds a Master’s Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

In determining that Mr. Yong should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his 40 year history with the Company, his intimate knowledge of the Company’s business and operations and the markets in which the Company operates, as well as the Company’s customers and suppliers, and his detailed in-depth knowledge of the issues, opportunities, and challenges facing the Company and its principal industries.

Richard M. Horowitz

Mr. Horowitz has served as a director of Trio-Tech since 1990.  He has been President of Management Brokers Insurance, Inc. since 1974. Mr. Horowitz holds a Master’s Degree in Business Administration from Pepperdine University. Mr. Horowitz was the subject of an SEC administrative proceeding arising out of the sale of certain annuity products in 2007 by Management Brokers Insurance, Inc.  The proceeding was wholly unrelated to the Company’s business and was settled in March 2014 without requiring Mr. Horowitz to admit to any of the allegations.  The Board believes that the proceeding and the actions alleged thereunder do not impair upon Mr. Horowitz’s ability or integrity as a director of the Company.

In determining that Mr. Horowitz should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his extensive experience and expertise in administration and management based on his position as President of Management Brokers Insurance, Inc. for more than 42 years and his broad range of knowledge of the Company’s history and business through his 26 years of service as a director of the Company.

Jason T. Adelman

Mr. Adelman was elected to the Board of Trio-Tech in April 1997.  Mr. Adelman is the Founder and Chief Executive Officer of Burnham Hill Capital Group, LLC, a privately held financial services holding company headquartered in New York City.  Mr. Adelman serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated Cum Laude with a B.A. in Economics from the University of Pennsylvania and earned a JD from Cornell Law School where he served as Editor of the Cornell International Law Journal.

In determining that Mr. Adelman should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his experience and expertise in finance, accounting, banking and management based on his positions as Managing Member of Cipher Capital Partners LLC for 11 years and Chief Executive Officer of Burnham Hill Capital Group LLC for 12 years, as well as his position as Managing Director of Investment Banking in the New York offices of H. C. Wainwright & Co.

Victor H.M. Ting

Mr. Ting was appointed as a director of Trio-Tech on September 16, 2010. Mr. Ting is the Vice-President and Chief Financial Officer of the Company. Mr. Ting joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager during 1985 and in December 1989 he was promoted to the level of Director of Finance and Sales & Marketing, and later he was promoted to the level of General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Master’s Degree in Business Administration.

In determining that Mr. Ting should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his expertise in finance, accounting and management based on his 24 year history as Vice-President and Chief Financial Officer of the Company and his intimate knowledge of the Company’s operations.

Vote Required for Election

The five persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

              The Board recommends a vote FOR each of the nominees for director.

PROPOSAL 2
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are required to provide shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation which we paid to our Named Executive Officers for the fiscal year ended June 30, 2016. This advisory vote, commonly known as a “Say-on-Pay” vote, gives our shareholders the opportunity to express their views on the Company’s executive compensation policies and programs and the compensation paid to our Named Executive Officers for the fiscal year ended June 30, 2016.

We are asking our shareholders to indicate their support for the fiscal 2016 compensation of our Named Executive Officers as described in this Proxy Statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure, is hereby APPROVED.”

The Board of Directors believes that the Company’s executive compensation program effectively reflects the goals and objectives described in the Compensation Discussion and Analysis and the Executive Compensation sections of this Proxy Statement and the overall compensation philosophy of the Company.

The vote on this Proposal 2 is advisory only and therefore is not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will review and consider the voting results in crafting their approach to future executive compensation matters.

The Board of Directors recommends a vote FOR approval of the above non-binding advisory resolution.

CORPORATE GOVERNANCE
Corporate Governance Program

Our Board of Directors has established a written Corporate Governance Program to address significant corporate governance issues that may arise. It sets forth the responsibilities and qualification standards of the members of the Board of Directors and is intended as a governance framework within which the Board of Directors, assisted by its committees, directs our affairs.

Code of Ethics

The Company has adopted a written code of business conduct and ethics applicable to all directors, officers, management and employees and a separate code of ethics applicable to its principal executive officer, principal financial officer and principal accounting officer or controller or persons performing similar functions.  A copy of the Company's code of business conduct and ethics and code of ethics may be obtained, without charge, upon written request to the Secretary of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

Board Leadership Structure

The Board of Directors believes it is important to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. The Chairman of the Board and CEO of the Company are held by separate persons as an aid in the Board's oversight of management. The duties of the non-executive Chairman of the Board include:

●
presiding over all meetings of the Board;

●
preparing the agenda for Board meetings in consultation with the CEO and other members of the Board;

●
calling and presiding over meetings of the independent directors;

●
managing the Board's process for annual director self-assessment and evaluation of the Board and of the CEO; and

●
presiding over all meetings of shareholders.

The Board believes that there may be advantages to having an independent chairman for matters such as communications and relations between the Board, the CEO, and other senior management; assisting the Board in reaching consensus on particular strategies and policies; and facilitating robust director, Board, and CEO evaluation processes.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company, and the Board of Directors oversees these efforts. The Chief Executive Officer and senior management report to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee identifies, monitors and analyzes the priority of financial risks, and reports to the Board of Directors regarding its financial risk assessments.

Certain Relationships and Related Transactions

The Board’s Audit Committee is responsible for review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% shareholder of the Company and their immediate family members. The Company's code of business conduct and ethics provides guidance to the Audit Committee for addressing actual or potential conflicts of interests that may arise from transactions and relationships between the Company and its executive officers or directors.  Potential conflicts relating to other personnel must be addressed by the Chief Executive Officer or the Chief Financial Officer. There was no related party transaction during the fiscal year ended June 30, 2016.

BOARD MEETINGS AND COMMITTEES

The Board held three regularly scheduled and special meetings during the fiscal year ended June 30, 2016. All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and any committees of the Board on which they served during the last full fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders. All of our directors attended the Annual Meeting of Shareholders held on December 7, 2015.

The Company does not have a standing nominating committee. The Board consists of five directors, three of whom are “independent” (as defined under the rules of the NYSE MKT upon which the Company’s securities are listed), namely Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson. Pursuant to a resolution adopted by the Board, a majority of the independent directors, following a discussion with the entire Board, has the sole and ultimate responsibility to determine and nominate Board candidates for election at the Annual Meeting. Although nominations are made by a majority of the independent directors, the three current independent directors value the input of the entire Board and thus discuss proposed nominees at the Board level before the ultimate nomination determinations are made by the independent directors. The Board does not believe that it is necessary, at this time, given the Board composition and such Board resolution, to have a separately constituted nominating committee. At such time as the Board composition changes, the Board may elect to establish a separate nominating committee.

The Board has also adopted a resolution addressing the nomination process and related matters and it states, among other things, that the Board believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including without limitation members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises. In addition, the Board has the authority to retain third-party consultants to provide advice regarding compensation issues. The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess. However, the Board will consider various factors including without limitation the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company does not have a formal policy with regard to the consideration of diversity in identifying nominees for director. The Board of Directors seeks to nominate directors with a variety of skills and experience so that the Board will have the necessary expertise to oversee the Company’s business. The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on November 28, 2016.

The Board will consider candidates proposed by shareholders of the Company and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates. Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an annual meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosures required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders. Shareholder candidate proposals should be sent to the attention of the Secretary of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

The Board has a standing Compensation Committee, which currently consists of the three independent directors, namely Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Compensation Committee determines salary and bonus arrangements. The Compensation Committee met three times during the fiscal year ended June 30, 2016. The Compensation Committee has a written charter. The current Compensation Committee Charter is included as Appendix A to this Proxy Statement.  For the fiscal year ended June 30, 2016, the Compensation Committee did not retain a third-party consultant to review the Company’s current policies and procedures with respect to executive compensation.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members thereof consist of Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Board of Directors has determined that the Audit Committee has at least one financial expert, namely A. Charles Wilson. The Board of Directors has affirmatively determined that Mr. Wilson does not have a material relationship with the Company that would interfere with the exercise of independent judgment and is “independent” as independence is defined in Section 803 of the rules of the NYSE MKT. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held five meetings during the fiscal year ended June 30, 2016. Each of the members of the Audit Committee satisfies the independence standards specified in Section 803 of the rules of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The current Audit Committee Charter was included as Appendix A to the Proxy Statement relating to the Annual Meeting held in December 2014.

DIRECTORS’ COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement plans for non-employee directors. Our employee directors, S.W. Yong and Victor Ting, do not receive separate compensation for Board service.

During the fiscal year ended June 30, 2016, Richard M. Horowitz and Jason T. Adelman, as non-employee directors, received quarterly fees in an amount equal to $7,500 for each quarter and for service on the various committees of which they are a member. A. Charles Wilson, as a non-employee director, Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee, received $16,000 in quarterly fees for each quarter and for service on the various committees of which he is a member. The directors were also reimbursed for out-of-pocket expenses incurred in attending meetings.

Each of our directors is entitled to participate in our 2007 Directors Equity Incentive Plan (“2007 Directors Plan”). Messrs. Yong and Ting, as employees of the Company, are also entitled to participate in our 2007 Employee Stock Option Plan (“2007 Employee Plan”). On October 5, 2015, pursuant to the 2007 Directors Plan, Mr. Wilson was granted an option to purchase 25,000 shares, and Messrs. Horowitz and Adelman each were granted an option to purchase 12,500 shares of Common Stock at an exercise price of $2.69 per share. On March 21, 2016, pursuant to the 2007 Directors Plan, Mr. Wilson was granted an option to purchase 50,000 shares, and Messrs. Horowitz and Adelman each were granted an option to purchase 25,000 shares of Common Stock at an exercise price of $3.26 per share. Each such option vested immediately upon grant and will terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the 2007 Directors Plan.   The exercise price under the options was set at 100% of fair market value (as defined in the 2007 Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

As of June 30, 2016, there were only 80,000 shares available for grant under the 2007 Directors Plan.

The Compensation Committee reviewed the average directors’ fees for comparable public companies. The Compensation Committee believes that the director fees paid to its directors were and are substantially less than the fees paid to directors of comparable public companies. Directors’ compensation may be increased based on the profitability of the Company.

The following table contains information on compensation for our non-employee members of our Board of Directors for the fiscal year ended June 30, 2016.

DIRECTOR COMPENSATION

		Option Awards ($)(1)
A. Charles Wilson (2)	64,000	86,500	150,500
Richard M. Horowitz (3)	30,000	43,250	73,250
Jason T. Adelman (4)	30,000	43,250	73,250

(1)
The option awards are based on the fair value of stock options on the grant date computed in accordance with FASB ASC Topic 718.
(2)
The total shares of option awards outstanding as of June 30, 2016 were 170,000.
(3)
The total shares of option awards outstanding as of June 30, 2016 were 87,500.
(4)
The total shares of option awards outstanding as of June 30, 2016 were 87,500.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of September 30, 2016, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

Name	Amount of Shares Owned Beneficially (1)		Percent of Class (1)

S. W. Yong (2)	510,318		12.8%
A. Charles Wilson (3)	430,500	(4)	10.8%
Richard M. Horowitz (5)	421,864		10.6%
Jason T. Adelman (6)	94,900		2.4%
Victor H. M. Ting (7)	159,552		4.0%
Hwee Poh Lim	80,733		2.0%
All Directors and Executive
Officers as a group (7 persons)	1,713,217	(8)	43.0%
FMR LLC	287,500	(9)	6.7%

(1)
The percent of class is based upon 3,513,055 shares outstanding. The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from September 30, 2016 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the directors and executive officers above is in care of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.
(2)
Includes vested options to purchase an aggregate of 66,250 shares from the Company at exercise prices from $3.10 to $3.62 per share.
(3)
Includes vested options to purchase an aggregate of 170,000 shares from the Company at exercise prices from $2.07 to $3.81 per share.

(4)
The shares are held in a revocable family trust.
(5)
Includes vested options to purchase an aggregate of 87,500 shares from the Company at exercise prices from $2.07 to $3.81 per share.
(6)
Includes vested options to purchase an aggregate of 87,500 shares from the Company at exercise prices from $2.07 to $3.81 per share.
(7)
Includes vested options to purchase an aggregate of 55,000 shares from the Company at exercise prices from $3.10 to $3.62.
(8)
Includes vested options to purchase an aggregate of 466,250 shares from the Company at exercise prices from $2.07 to $3.81 per share.
(9)
Based on Form 13G filed by FMR LLC on February 13, 2015. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

The following persons were our only executive officers, as of October 3, 2016:

S.W. Yong - Mr. Yong, age 63, is our President and Chief Executive Officer. He is also a member of our Board of Directors. Biographical information regarding Mr. Yong is set forth under the section entitled “Election of Directors.”

Victor H.M. Ting - Mr. Ting, age 62, is our Vice-President and Chief Financial Officer. He is also a member of our Board of Directors. Biographical information regarding Mr. Ting is set forth under the section entitled “Election of Directors.”

Hwee Poh Lim - Mr. Lim, age 57, is our Corporate Vice-President-Testing. Mr. Lim joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991. In February 1993, all test facilities in Southeast Asia came under Mr. Lim’s responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Master’s Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

S. K. Soon – Ms. Soon, age 58, joined Trio-Tech Singapore in 1981 and became the Personnel and Administration Manager in 1985. In 1991, she was promoted to Group Logistics Manager and was responsible for the overall logistics and human resources functions for our operations in Asia. In 1994, Ms. Soon was promoted to Vice-President in 2005. Effective July 1, 2015, she was appointed as Corporate Vice-President and currently oversees the Company's Logistics and Human Resources functions in Asia.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers of the Company and beneficial owners of more than 10% of our Common Stock file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended June 30, 2016.

EQUITY COMPENSATION PLAN INFORMATION

The Company’s 2007 Employee Plan and 2007 Directors Plan were approved by the Board on September 24, 2007 and by the shareholders on December 3, 2007 and were subsequently amended, which amendments were approved by the Company’s shareholders, on December 14, 2010. The 2007 Directors Plan was further amended to increase the number of shares of Common Stock, which amendments were approved by the Company’s shareholders, on December 9, 2013. The purpose of these two plans is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance shareholder return.

The following table provides information as of June 30, 2016 with respect to shares of our Common Stock that may be issued pursuant to our existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in
	(a)	(b)	column (a)
Equity compensation plans approved by shareholders:
2007 Employee Plan	90,000	$3.26	313,875
2007 Directors Plan	415,000	$3.14	80,000
Equity compensation plans not approved by shareholders	-	-	-
Total	505,000	$3.16	393,875

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer; reviews goals and objectives of other executive officers; establishes the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives; evaluates the performance of the executives; determines and approves the compensation level for the Chief Executive Officer; and reviews and approves compensation levels of other key executive officers.

Compensation Objectives

The Company operates in a highly competitive and rapidly changing industry. The key objectives of the Company’s executive compensation programs are to:

●
attract, motivate and retain executives who drive Trio-Tech’s success and industry leadership;
●
provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of that role, and the individual’s demonstrated ability to perform that role;
●
motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each individual executive officer’s contribution to the advancement of the Company’s overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting the Company’s core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with the interests of the Company.

Determining Executive Compensation

The Compensation Committee reviews and approves the compensation program for executive officers annually after the closing of each fiscal year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past fiscal year and the financial and operating plans for the upcoming fiscal year in determining the compensation program for the upcoming fiscal year.

The Compensation Committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range. This assessment includes evaluation of base salary, annual incentive opportunities, and long-term incentives for the key executive officers of the Company. The Company did not hire any compensation consultants in connection with setting executive compensation for the fiscal year ended June 30, 2016.

The Compensation Committee’s compensation decisions are based on the Company’s operation performance, the performance and contribution of each individual officer, and the compensation budget and objectives of the Company. The Compensation Committee also considers other factors, such as the experience and potential of the officer and the market compensation level for a similar position.

Role of Executive Officers in Determining Executive Compensation

The Compensation Committee determines compensation for the Chief Executive Officer, which is based on different factors, such as level of responsibility and contributions to the performance of the Company. The Chief Executive Officer recommends the compensation for the Company's executive officers (other than the compensation of the Chief Executive Officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers. The Chief Executive Officer is not present during voting on, or deliberations concerning, his compensation.

Components of Executive Compensation

The Company’s compensation program has two major components: (1) base annual salary, and (2) long-term incentive compensation in the form of stock options.

Base Salary

Base salaries are provided as compensation for day-to-day responsibilities and services to the Company and to meet the objective of attracting and retaining the talent needed to run the business.

Base salary for our executive officers was determined utilizing various factors.

One factor that was taken into account in determining base salary for our executive officers was the compensation policies of other companies comparable in size to and within substantially the same industry as Trio-Tech. Keeping our executive officers’ salaries in line with the market ensures the Company’s competitiveness in the marketplace in which the Company competes for talent.

Another factor taken into account in determining base salary for our executive officers was salaries paid by us to our executive officers during the immediately preceding year and increases in the cost of living.

The Compensation Committee will review the Company’s financial condition, macroeconomic conditions and adjust base salaries at least quarterly in order to ascertain the appropriate time to restore base salaries to pre-reduction levels.

       The salary for each of our Named Executive Officers for the fiscal year ended June 30, 2016 and the percentage increase in their salary from the prior fiscal year’s salary were as follows:
Executives	Base Salary	Percent Decreased (1)
S. W. Yong, Chief Executive Officer	$230,859	--
Victor Ting, Vice President and Chief Financial Officer	$136,763	4.0%
Hwee Poh Lim, Vice President-Testing	$88,784	4.0%

(1)
Percent decrease is based on the decrease in base salary in the currency of Singapore. The depreciation of Singapore dollars against U.S. dollars is excluded in the calculation. The base cash compensation for the above named officers of the Company, each of whom resides in Singapore, in fiscal year ended June 30, 2016, was denominated in the currency of Singapore. The exchange rate therefore was established as of June 30, 2016 and was computed to be 1.3916 Singapore dollars to each U.S. dollar.

Singapore executive officers’ base salaries are credited with a compulsory contribution ranging from 2.5% to 8.6% of base salary as required under Singapore’s provident pension fund.

Option Grants

Stock options are intended to align the interests of key executives and shareholders by placing a portion of the key executives’ compensation at risk, tied to long-term shareholder value creation. Stock options are granted at 100% of the “fair market value” (as defined under the applicable plan) of the Company’s Common Stock on the date of grant. The Compensation Committee believes that stock options are flexible and relatively inexpensive to implement when compared with cash bonuses. It also has no negative impact on the Company’s cash flow. The Compensation Committee believes that long-term incentives in the form of stock options can better encourage the executive officers to improve operations and increase profits for the Company through participation in the growth in value of the Company’s Common Stock.

The Compensation Committee views any option grant portion of our executive officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis. The objective of these awards is to ensure that the interests of our executives are closely aligned with those of our shareholders. These awards provide rewards to our executive officers based upon the creation of incremental shareholder value and the attainment of long-term financial goals. Stock options produce value to our executive officers only if the price of our stock appreciates, thereby directly linking the interests of our executive officers with those of our shareholders.

Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer.

In fiscal year 2016, we granted the following stock options covering the following officers pursuant to the 2007 Directors Plan and 2007 Employee Plan as indicated below.

Executives	2007 Directors Plan	2007 Employee Plan	Total
S. W. Yong, Chief Executive Officer	25,000	25,000	50,000
Victor Ting, Vice President and Chief Financial Officer	25,000	15,000	40,000

At the 2013 Annual Meeting of Shareholders, the Company’s shareholders voted to conduct future advisory votes on executive compensation on an “every one year” basis. The Board of Directors had recommended in the proxy statement for the 2013 Annual Meeting a vote for the “every three years” option. The Board of Directors had made such recommendation based on its conclusion that an advisory vote at such frequency would provide the Company’s shareholders with sufficient time to evaluate the effectiveness of its overall compensation philosophy, policies and practices in the context of the Company’s long-term business results, while avoiding more emphasis on short term variations in compensation and business results.  Therefore, the Board decided to conduct future advisory votes on executive compensation on an “every three years” basis until at least the next vote by the Company’s shareholders on the frequency of such votes, which will be no later than the Annual Meeting to be held in 2019.

REPORT OF THE AUDIT COMMITTEE

During the fiscal year ended June 30, 2016, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2016, and the independent auditor’s report on those financial statements, with the Company’s management and Mazars LLP (“Mazars”), the Company’s independent auditor. Management presented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Mazars the matters required to be discussed with the Audit Committee by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated Mazars’s qualifications, performance, and independence, including that of the lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Company’s pre-approval policy is more fully described in this Proxy Statement under the caption “Policy for pre-approval of audit and non-audit services.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of Mazars. In addition, the Audit Committee has received the written disclosure and the letter from Mazars required by the applicable requirements of the Public Company Accounting Oversight Board regarding Mazars’ communications with the Audit Committee concerning independence and has discussed with Mazars its independence.

Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2016 be included in the Company’s Annual Report on Form 10-K.

Dated October 11, 2016

THE AUDIT COMMITTEE
A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

EXECUTIVE COMPENSATION

The following table shows compensation information concerning compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended June 30, 2016 and 2015 by our Chief Executive Officer and our two most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers at the end of the fiscal year ended June 30, 2016 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)

S. W. Yong (2)	2016	230,859	71,750(4)	85,735(3)	388,344
President and Chief Executive Officer	2015	245,972	--	28,860(5)	274,832

Victor H. M. Ting (2)	2016	136,763	55,250(7)	44,121(6)	236,134
Vice President and Chief Financial Officer	2015	151,788	--	23,163(8)	174,951

Hwee Poh Lim	2016	88,784	--	38,889(9)	127,673
Vice President - Testing	2015	98,538	--	20,281(10)	118,819

(1)
The option awards are based on the fair value of stock options on the grant date computed in accordance with ASC Topic 718.
(2)
Neither Mr. Yong nor Mr. Ting received any fees for services rendered as a director of Trio-Tech International.
(3)
The amount shown in the other compensation column includes total bonus payment of $62,180, central provident fund contributions of $5,687, car benefits of $13,131, and director fees of $4,737 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 2.5% for fiscal 2016.
(4)
A stock option covering 25,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Director Plan on March 21, 2016. The option has a five-year term and was immediately exercisable in full as of the grant date. On March 21, 2016, a stock option covering 25,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Employee Plan. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.
(5)
The amount shown in the other compensation column includes total central provident fund contributions of $3,560, car benefits of $19,610, and director fees of $5,690 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 1.4% for fiscal 2015.
(6)
The amount shown in the other compensation column includes total bonus payment of $24,872, central provident fund contributions of $5,203, car benefits of $10,645, and director fees of $3,401 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 3.8% for fiscal 2016.
(7)
A stock option covering 25,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Directors Plan on March 21, 2016. The option has a five-year term and was immediately exercisable in full as of the grant date. On March 21, 2016, a stock option covering 15,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Employee Plan. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(8)
The amount shown in the other compensation column includes total central provident fund contributions of $4,077, car benefits of $15,001, and director fees of $4,085 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 2.7% for fiscal 2015.
(9)
The amount shown in the other compensation column includes total bonus payment of $19,548, central provident fund contributions of $7,662, car benefits of $10,100, and director fees of $1,579 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 8.6% for fiscal 2016.
(10)
The amount shown in the other compensation column includes total central provident fund contributions of $5,641, car benefits of $12,743, and director fees of $1,897 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 5.7% for fiscal 2015

Narrative Disclosure to Summary Compensation Table

Base Salary. Base salaries for the fiscal year ended June 30, 2016 for Messrs. Yong, Ting and Lim were $230,859, $136,763 and $88,784, respectively.

Option Awards. Stock options are granted at 100% of the fair market value of the Company’s Common Stock on the date of grant. Awards of stock options are determined based on the Compensation Committee’s subjective determination of amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer. 50,000 options granted on March 21, 2016 according to 2007 Directors Plan in the Summary Compensation Table above were immediately exercisable in full, 40,000 options granted on March 21, 2016 according to 2007 Employee Plan in the Summary Compensation Table above vest over the period as followings: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date in.

All Other Compensation. All other compensation includes central provident fund contributions at a certain percentage of the base salaries in accordance with Singapore law, car benefits and director fees for service as a director for certain subsidiaries of the Company.

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning shares of our Common Stock covered by exercisable and un-exercisable options held by the Named Executive Officers as of June 30, 2016, our last completed fiscal year end:

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2016
	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options (#)	Options (#)	Exercise Price	Option
Name	Exercisable	Un-exercisable	($)	Expiration Date
S. W. Yong	25,000(1)	-	$3.26	03/21/2021
	6,250(2)	18,750	$3.26	03/21/2021
	15,000(3)	5,000	$3.10	12/09/2018
	20,000(4)	-	$3.62	09/17/2018

Victor H.M. Ting	25,000(1)	-	$3.26	03/21/2021
	3,750(2)	11,250	$3.26	03/21/2021
	11,250(3)	3,750	$3.10	12/09/2018
	15,000(5)	-	$3.62	09/17/2018

(1)
Stock option granted on March 21, 2016 pursuant to the 2007 Directors Plan, which option was immediately exercisable in full.
(2)
Stock option granted on March 21, 2016 pursuant to the 2007 Employee Plan, that will fully vest on March 21, 2019 (one-fourth of the grant vested or will vest every year beginning on March 21, 2016).
(3)
Stock option granted on December 9, 2013 pursuant to the 2007 Employee Plan, that will fully vest on December 9, 2016 (one-fourth of the grant vested or will vest every year beginning on December 9, 2013).
(4)
Stock option granted on September 17, 2013 pursuant to the 2007 Directors Plan, which option was immediately exercisable in full.
(5)
Stock option granted on September 17, 2013 pursuant to the 2007 Employee Plan, which option was immediately exercisable in full.

Employment Agreements

None of our executive officers has employment agreements with the Company other than standard offer letters signed by all employees upon employment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Mazars as the independent registered public accounting firm for the fiscal year ended June 30, 2016. A representative of Mazars is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

The following table shows the fees that we paid or accrued for audit and other services provided by Mazars in 2016 and in 2015. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2016	2015
Audit Fees	$214,590	$223,470
Tax Fees	6,470	6,740
Total:	$221,060	$230,210

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by Mazars or to be billed for professional services rendered for the audit of the Company’s fiscal 2016 and fiscal 2015 annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such periods.

 Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2016 and 2015 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Since June 30, 2004, all services provided by our auditors require pre-approval by the Audit Committee. The policy has not been waived in any instance.

ADDITIONAL MEETING INFORMATION

Shareholder Proposals

Shareholders who wish to present proposals at the Annual Meeting to be held following the end of the fiscal year ended June 30, 2017 should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than June 10, 2017 for inclusion in next year’s Proxy Statement and Proxy Card. If a shareholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of Proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 2, 2017.

Proxy Solicitation

The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for the year ended June 30, 2016 is being mailed with this Proxy Statement to shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2016. This request should be directed to the Corporate Secretary, Trio-Tech International, 16139 Wyandotte St., Van Nuys, CA 91406.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the website www.triotech.com and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and the messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors A. CHARLES WILSON Chairman

Appendix A

COMPENSATION COMMITTEE CHARTER
of the Compensation Committee
of TRIO-TECH INTERNATIONAL

This Compensation Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Trio-Tech International (the “Company”) on June 29, 2004, and amended on March 5, 2007.

Section 1: Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of the Company is (1) to discharge the Board’s responsibilities relating to compensation of the Company’s executives, including by designing (in consultation with management and the Board, as appropriate), and evaluating the compensation plans, policies and programs of the Company as they relate to executives and (2) to produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations of the Securities and Exchange Commission.

Section 2: Membership

The Committee shall be comprised of two or more directors, as determined by the Board, each of whom (1) satisfies the independence requirements of the American Stock Exchange, (2) is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (3) is an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

Section 3: Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s Articles of Incorporation or bylaws that are applicable to the Committee.

The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management; representatives of the independent auditor and any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate; provided, however that the Chief Executive Officer may not be present during voting or deliberation as and to the extent set forth in the rules of the American Stock Exchange. The Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

The Committee shall have the sole authority, to retain and/or replace, as it deems appropriate, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Committee believes to be necessary, desirable or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons retained by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Chair shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

Section 4: Duties and Responsibilities

1.	The Committee shall, at least once each calendar year, review the compensation philosophy of the Company.

2.
The Committee shall have sole authority to determine the Chief Executive Officer’s compensation. The Committee shall, at least once each calendar year, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer and shall, with input from the Chief Executive Officer, annually establish the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives in connection with the Chief Executive Officer’s next annual performance evaluation. At the end of each year, the Chief Executive Officer shall make a presentation or furnish a written report to the Committee indicating his or her progress against such established performance criteria. Thereafter, with the Chief Executive Officer absent, the Committee shall meet to review the Chief Executive Officer’s performance, determine and approve the compensation of the Chief Executive Officer based on such evaluation and report thereon to the Board. The results of the review and evaluation shall be communicated to the Chief Executive Officer by the Chairman of the Board of Directors and the Chair of the Committee.

3.
The Committee shall, at least once each calendar year, review and approve all compensation for all officers (as such term is defined in Rule 16a-1 promulgated under the 1934 Act), directors and other employees of the Company or its subsidiaries with a base salary greater than or equal to $250,000. In addition, the Committee shall review and approve all officers’ employment agreements and severance arrangements.

4.	With the input of the Chief Executive Officer, the Committee shall, at least once each calendar year, review the performance of principal senior executives.

5.
The Committee shall manage and periodically review, the Company’s executive officers annual bonuses; long-term incentive compensation, stock options, employee pension and welfare benefit plans e.g., 401(k), employee stock purchase plan, etc.) and with respect to each plan shall have responsibility for:

a.	general administration as provided in each such plan;
b.
setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);

c.
certifying that any and all performance targets used for any performance based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

d.	approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

e.
granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become the CEO or a “covered employee” under Section 162(m) of the Code, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);

f.	approving which executive officers are entitled to awards under the Company’s stock option plan(s); and
g.	repurchasing securities from terminated employees.

All plan reviews should include reviewing the plan’s administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan’s internal and external administrators if any duties have been delegated.

6.	The Committee shall determine the Company’s policy with respect to change of control or “parachute” payments.

7.	The Committee shall review and approve executive officer and director indemnification and insurance matters.

8.	The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement.

9.	The Committee shall review and reassess this Charter at least once each fiscal Year and submit any recommended changes to the Board for its consideration.

Section 5: Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s Articles of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade, except that it shall not delegate its responsibilities for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code or is intended to be exempt from Section 16(b) under the 1934 Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “outside directors.”

Section 6: Disclosure of Charter

This Charter shall be made available to any stockholder who otherwise requests a copy. The Company’s Annual Report to Stockholders shall state the foregoing.

EXECUTIVE COMPENSATION

Trio-Tech’s Compensation Committee of the Board of Directors, is responsible for, among other duties, giving suggestions to the Board on administration of policies and procedures regarding executive compensation and criteria for the amounts of such compensation.

Compensation Objectives:

●	Attract, motivate and retain executives who drive Trio-Tech’s success and industry leadership.
●	Provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of the role, and the individual’s demonstrated ability to perform the role.
●
Motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance.

Components of Executive Compensation:

The compensation program has two elements:

1.	Base annual salary; and
2.	Potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units.

Directors’ Compensation:

Non-employee directors’ base compensation consists of a reasonable fee and also of potential annual cash incentive awards. In addition, directors will be reimbursed for out of pocket expenses incurred in connection with attendance at such meetings.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TRIO-TECH INTERNATIONAL
16139 WYANDOTTE ST.
VAN NUYS, CA 91406
ATTN: JON EASTERSON

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	•	•	•

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 JASON T. ADELMAN 02 RICHARD M. HOROWITZ 03 A. CHARLES WILSON 04 S.W. YONG 05 VICTOR TING

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

	For	Against	Abstain
2. Non-binding, advisory vote on the compensation of our named executive officers.	•	•	•

	Yes	No
Please indicate if you plan to attend this meeting	•	•

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000151437_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10K is/are available at www.proxyvote.com .

TRIO-TECH INTERNATIONAL Annual
Meeting of Shareholders
November 28, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints S. W. Yong and A. Charles Wilson and each of them as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California on Monday, November 28, 2016 at 10:00 A.M., local time, and at any adjournments thereof, and to vote all shares that the undersigned's is entitled to vote thereat, on all matters coming before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND "FOR" PROPOSAL 2.

PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

0000151437_2 R1.0.0.11699

Continued and to be signed on reverse side